STEWART ENTERPRISES, INC.
2000 DIRECTORS' STOCK OPTION PLAN

1.     Purpose of the Plan.

        The purpose of the Stewart Enterprises, Inc. 2000 Directors' Stock Option Plan is to promote the interests of the Company and its shareholders by strengthening the Company's ability to attract, motivate and retain Directors of experience and ability, and to encourage the highest level of Directors' performance by providing Directors with a proprietary interest in the Company's financial success and growth.

2.     Definitions.

        2.1    "Board" means the Board of Directors of the Company.

        2.2     "Committee" means the Compensation Committee of the Board or a subcommittee thereof as shall be appointed by the Board from time to time. The Committee shall consist of two or more members of the Board none of whom shall be Employees of the Company.

        2.3    "Common Stock" means the Class A common stock of the Company.

        2.4    "Company" means Stewart Enterprises, Inc., a Louisiana corporation.

        2.5    "Director" means a member of the Board who is not an Employee.

        2.6    "Employee" means any employee of the Company, or any of its present or future parent or subsidiary corporations.

        2.7    "Fair Market Value" means (i) if the Common Stock is listed on an established stock exchange or any automated quotation system that provides sale quotations, the closing sale price for a share of the Common Stock on such exchange or quotation system on the day preceding the date as of which fair market value is to be determined, or if no sale of the Common Stock shall have been made on that day, on the next preceding day on which there was a sale of the Common Stock; (ii) if the Common Stock is not listed on any exchange or quotation system, but bid and asked prices are quoted and published, the mean between the quoted bid and asked prices on the day preceding the date as of which fair market value is to be determined, and if bid and asked prices are not available on such day, on the next preceding day on which such prices were available; and (iii) if the Common Stock is not regularly quoted, the fair market value of a share of Common Stock on the applicable date as established by the Committee in good faith.

    2.8    "Participant" means each Director.

    2.9    "Option" means a stock option that does not satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended.

    2.10    "Plan" means the Stewart Enterprises, Inc. 2000 Directors' Stock Option Plan as set forth herein and as amended from time to time.

3.     Shares of Common Stock Subject to the Plan.

        Subject to the adjustment provisions of Section 7, the aggregate number of shares of Common Stock that may be issued pursuant to the exercise of Options under the Plan is 350,000 shares of Common Stock. Such shares may be either authorized but unissued shares or shares issued and thereafter acquired by the Company. To the extent any shares of Common Stock subject to an Option are not issued because the Option is forfeited or cancelled, such shares shall again be available for grant pursuant to Options granted under the Plan.

4.     Administration of the Plan.

        4.1     The Plan shall be administered by the Committee, which shall have the power to interpret the Plan and, subject to its provisions, to prescribe, amend and rescind rules and to make all other determinations necessary for the Plan's administration.

        4.2     All action taken by the Committee in the administration and interpretation of the Plan shall be final and binding upon all parties. No member of the Committee will be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Option.

5.     Grant of Options.

        5.1     Each Director shall automatically be granted an Option to acquire 50,000 shares of Common Stock on the day following the 2000 annual meeting of shareholders of the Company. Each person who becomes a Director after the 2000 annual meeting of shareholders, but prior to the 2004 annual meeting of shareholders, shall be granted an Option to acquire a pro rata number of shares of Common Stock calculated as follows:

                       Number of full calendar months between the date
        50,000   X     the person becomes a Director and April 30, 2004
                       ------------------------------------------------
                                             48

        5.2     In the event shares remain available for issuance under Section 3 hereof, because of cancellation or forfeiture of Options or because all available shares have not been utilized for grants to new Directors, Options with respect to the remaining shares may be granted to Directors in the discretion of the Committee and shall be exercisable and shall terminate as determined by the Committee.

6.     Terms and Conditions of Options.

        6.1     Unless exercisability is accelerated as provided in Sections 6.4 and 8.2 hereof, the Options shall become exercisable in 25 percent annual increments beginning one year following the date of grant. In the case of Options granted to persons who become Directors after the 2000 annual meeting of shareholders, the exercisability terms shall be such that, subject to Section 6.5 hereof, the Options shall be fully exercisable for a period of at least one year prior to the termination date provided in Section 6.2.

        6.2     Unless terminated earlier as provided in Section 6.5 or 8.3, the Options shall expire and terminate on January 31, 2005.

        6.3     The exercise price of the Options granted to Directors shall be equal to the Fair Market Value, as defined herein, of a share of Common Stock on the date of grant.

        6.4     The Committee may accelerate the exercisability of any Option at any time in its discretion.

        6.5     In the event a Director ceases to serve on the Board of Directors of the Company for any reason, the Options granted hereunder must be exercised, to the extent otherwise exercisable at the time of termination of Board service, within one year from the date of termination of Board service. Options that are not exercisable at the time of termination of Board service shall be forfeited.

        6.6     An Option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased. The exercise notice shall be accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars and may be paid (a) in cash; (b) by uncertified or certified check; (c) by delivery of shares of Common Stock, which shares shall be valued for this purpose at their Fair Market Value on the date such option is exercised, and, unless otherwise determined by the Committee, shall have been held by the Participant for at least six months; or (d) in such other manner as may be authorized from time to time by the Committee. The Committee may also permit Participants, either on a selective or aggregate basis, simultaneously to exercise options and sell the shares of Common Stock acquired pursuant to a brokerage or similar arrangement, approved in advance by the Committee, and use the proceeds from such sale as payment of the exercise price. In the case of delivery of an uncertified check upon exercise of a stock option, no shares shall be issued until the check has been paid in full. Prior to the issuance of shares of Common Stock upon the exercise of an Option, a Participant shall have no rights as a shareholder.

        6.7     Except for adjustments pursuant to Section 7, the exercise price for any outstanding Option granted under the Plan may not be decreased after the date of grant nor may an outstanding Option granted under the Plan be surrendered to the Company as consideration for the grant of a new Option with a lower exercise price.

7.     Adjustment Provisions.

        In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, all limitations on numbers of shares of Common Stock provided in the Plan, and the number of shares subject to outstanding Options, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any Option shall be adjusted as and to the extent appropriate, in the reasonable discretion of the Committee, to provide Participants with the same relative rights before and after such adjustment.

8.     Change of Control.

        8.1     A Change of Control shall mean:

                  (a)    the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "1934 Act") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of more than 30 percent of the outstanding shares of the Common Stock; provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control:

                         (i)     any acquisition of Common Stock directly from the Company,

                         (ii)     any acquisition of Common Stock by the Company,

                         (iii)    any acquisition of Common Stock by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or

                         (iv)    any acquisition of Common Stock by any corporation pursuant to a transaction that complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 8.1; or

                (b)     individuals who, as of the date the Plan was adopted by the Board of Directors (the "Approval Date"), constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Approval Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual's initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Incumbent Board; or

                (c)     consummation of a reorganization, merger or consolidation (including a merger or consolidation of the Company or any direct or indirect subsidiary of the Company), or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination,

                        (i)     all or substantially all of the individuals and entities who were the beneficial owners of the Company's outstanding common stock and the Company's voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect beneficial ownership, respectively, of more than 50 percent of the then outstanding shares of common stock, and more than 50 percent of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the corporation resulting from such Business Combination (which, for purposes of this paragraph (i) and paragraphs (ii) and (iii), shall include a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries), and

                        (ii)     except to the extent that such ownership existed prior to the Business Combination, no person (excluding any corporation resulting from such Business Combination or any employee benefit plan or related trust of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20 percent or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 20 percent or more of the combined voting power of the then outstanding voting securities of such corporation, and

                        (iii)     at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                (d)     approval by the shareholders of the Company of a plan of complete liquidation or dissolution of the Company.

        8.2     Upon a Change of Control, or immediately prior to the closing of a transaction that will result in a Change of Control if consummated, all outstanding Options granted pursuant to the Plan shall automatically become fully exercisable.

        8.3     No later than 30 days after the approval by the Board of a Change of Control of the types described in Sections 8.1(c) or (d) and no later than 30 days after a Change of Control of the types described in Sections 8.1(a) or (b), the Committee (as the Committee was composed immediately prior to such Change of Control and notwithstanding any removal or attempted removal of some or all of the members thereof as directors or Committee members), acting in its sole discretion without the consent or approval of any Participant may act to effect one or more of the alternatives listed below, and such act by the Committee may not be revoked or rescinded by persons not members of the Committee immediately prior to the Change of Control:

                (a)     require that all outstanding Options be exercised on or before a specified date (before or after such Change of Control) fixed by the Committee, after which specified date any unexercised portion of the Option shall terminate,

                (b)     make such equitable adjustments to the Options then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary), or

                (c)     provide for mandatory conversion of some or all of the outstanding Options held by some or all Participants as of a date before or after such Change of Control, in which event such Options shall be deemed automatically cancelled and the Company shall pay, or cause to be paid, to each such participant an amount in cash equal to the excess, if any, of the Change of Control Value of the shares subject to such Options, as defined and calculated below, over the exercise price of such Options, or, in lieu of such cash payment, the issuance of Common Stock or securities of an acquiring entity having a Fair Market Value equal to such excess,

                (d)     provide that thereafter, upon any exercise of all or part of an Option, the Participant shall be entitled to purchase under the Option, in lieu of the number of shares of Common Stock then covered by the Option, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Participant would have been entitled pursuant to the terms of the agreement providing for the reorganization, merger, consolidation or asset sale, if, immediately prior to such Change of Control, the Participant had been the holder of record of the number of shares of Common Stock then covered by the Option.

        8.4     For the purposes of paragraph (c) of Section 8.3 "Change of Control Value" shall be the amount determined by whichever of the following items is applicable:

                (a)     the per share price to be paid to stockholders of Stewart in any such merger, consolidation or other reorganization,

                (b)     the price per share offered to stockholders of Stewart in any tender offer or exchange offer whereby a Change of Control takes place, or

                (c)     in all other events, the Fair Market Value per share of Common Stock into which such Options being converted are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of conversion of the Options.

                (d)     In the event that the consideration offered to stockholders of Stewart in any transaction described in this Section 8.4 consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered that is other than cash.

9.     General Provisions.

        9.1     Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue as a Director or affect the right of the Company to terminate the services of any Participant.

        9.2     No shares of Common Stock will be issued or transferred pursuant to an Option unless and until all then-applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the exercise of an Option, the Company may require the Participant to take any reasonable action to meet such requirements.

        9.3     No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Option except as to such shares of Common Stock, if any, that have been issued or transferred to such Participant.

        9.4     No Options granted hereunder may be transferred, pledged, assigned or otherwise encumbered by an optionee except:

                (a)     by will;

                (b)     by the laws of descent and distribution; or

                (c)     if permitted by the Committee and so provided in the Option or an amendment thereto, (i) pursuant to a domestic relations order, as defined in the Code, (ii) to Immediate Family Members, (iii) to a partnership in which Immediate Family Members, or entities in which Immediate Family Members are the owners, members or beneficiaries, as appropriate, are the sole partners, (iv) to a limited liability company in which Immediate Family Members, or entities in which Immediate Family Members are the owners, members or beneficiaries, as appropriate, are the sole members, or (v) to a trust for the benefit solely of Immediate Family Members. "Immediate Family Members" shall be defined as the spouse and natural or adopted children or grandchildren of the optionee and their spouses.

                Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option or levy of attachment, or similar process upon an Option not specifically permitted herein, shall be null and void and without effect.

        9.5     Each Option shall be evidenced by a written instrument, including terms and conditions consistent with the Plan, as the Committee may determine.

10.     Amendment or Discontinuance of the Plan.

          The Board may amend or discontinue the Plan at any time; provided, however, that no such amendment may

(a)     without the approval of the shareholders, (i) increase, subject to adjustments permitted herein, the maximum number of shares of Common Stock that may be issued through the Plan, (ii) materially increase the benefits accruing to participants under the Plan or (iii) materially expand the classes of persons eligible to participant in the Plan, or (iv) amend Section 6.7 to permit repricing of Options, or

(b)     materially impair, without the consent of the recipient, an Option previously granted, except that the Company retains all rights under Section 8. hereof.

11.     Effective Date of Plan and Duration of Plan.

           This Plan shall become effective upon adoption by the Board, subject to approval by the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote on the subject at the 2000 annual meeting of shareholders of the Company.